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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Inet Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Inet Technologies, Inc.
1500 North Greenville Avenue
Richardson, Texas 75081

April 9, 2004

Dear Stockholder:

        You are cordially invited to attend the Inet Technologies, Inc. 2004 Annual Meeting of Stockholders, which will be held at our corporate headquarters located at 1500 North Greenville Avenue, Richardson, Texas on Tuesday, May 11, 2004 at 10:00 a.m. (Central Time).

        Details of the business to be conducted at the meeting, which includes the election of two Class I members of our Board of Directors, the approval of an amendment to our Employee Stock Purchase Plan and ratification of the selection of Ernst & Young LLP as our independent auditors for 2004, are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        After careful consideration, our Board of Directors has approved the proposals set forth in the Proxy Statement and recommends that you vote for such proposals.

        We look forward to seeing you at the meeting. However, whether or not you plan to attend, please complete, sign, date and promptly return the enclosed proxy card in the accompanying reply envelope. If you are able to attend the meeting and wish to change your proxy vote, you may do so simply by revoking your proxy and voting in person at the meeting.

                      Sincerely,

                      Elie S. Akilian
                       President, Chief Executive Officer and Director

                      Samuel S. Simonian
                       Chairman of the Board

  YOUR VOTE IS IMPORTANT
  In order to assure your representation at the meeting, you are requested to complete, sign, date and promptly return the enclosed proxy card in the enclosed reply envelope. No postage need be affixed if mailed in the United States.

Inet Technologies, Inc.
1500 North Greenville Avenue
Richardson, Texas 75081

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2004

To the Stockholders of Inet Technologies, Inc.:

        The 2004 Annual Meeting of Stockholders of Inet Technologies, Inc. will be held at our corporate headquarters located at 1500 North Greenville Avenue, Richardson, Texas on Tuesday, May 11, 2004 at 10:00 a.m. (Central Time) for the following purposes:

  1.
  To elect two Class I directors to serve until the 2007 Annual Meeting of Stockholders, or until their successors have been elected and qualified.

  2.
  To approve an amendment to our 1998 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder by 600,000 shares, from 1,250,000 shares to 1,850,000 shares.

  3.
  To ratify the selection of Ernst & Young LLP as our independent auditors for 2004.

  4.
  To act upon such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the place of the meeting, for the duration of the meeting, and at our offices for a period of at least ten days prior to the meeting. Whether or not you plan to attend the meeting in person, please sign, date and return the enclosed proxy card in the reply envelope provided. The prompt return of your proxy card will assist us in preparing for the meeting. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. It may be possible for you to vote in person at the meeting even if you have returned a proxy. Please review the Proxy Statement for more information.

                      By order of our Board of Directors,

                      Mark H. Kleinman
                       Secretary

Richardson, Texas
April 9, 2004

Inet Technologies, Inc.
1500 North Greenville Avenue
Richardson, Texas 75081

PROXY STATEMENT

        These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of Inet Technologies, Inc., a Delaware corporation, for our 2004 Annual Meeting of Stockholders to be held on Tuesday, May 11, 2004 at 10:00 a.m. (Central Time) and at any adjournment thereof. These proxy materials were first mailed to stockholders of record beginning on or about April 9, 2004.

PURPOSE OF MEETING

        The specific proposals to be considered and acted upon at the meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

        We have fixed April 1, 2004 as the record date for determining those stockholders who are entitled to notice of, and to vote at, the meeting. At the close of business on the record date, we had approximately 39,220,388 outstanding shares of our common stock.

        The accompanying proxy card is designed to permit each holder of common stock as of the close of business on the record date to vote on the proposals to be considered at the meeting. A stockholder is permitted to vote in favor of, or to withhold authority to vote for, any or all nominees for election to our Board; to vote in favor of or against or to abstain from voting with respect to the proposal to approve the amendment to our 1998 Employee Stock Purchase Plan; and to vote in favor of or against or to abstain from voting with respect to the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for 2004. If a choice as to the matters coming before the meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

        Any stockholder executing a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering written notice of such revocation to the Secretary of the meeting before the meeting or by properly executing and delivering a proxy bearing a later date. Proxies also may be revoked by any stockholder present at the meeting who elects to vote his, her or its shares in person. Attendance at the meeting does not by itself constitute the revocation of a proxy. In addition, if your shares are held of record in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

        The presence, in person or by proxy, of the holders of a majority of the shares of our outstanding common stock entitled to vote is necessary to constitute a quorum at the meeting. Each of our stockholders is entitled to one vote for each share of our common stock held by that stockholder as of the record date. Cumulative voting is not permitted in the election of directors. The inspector of election appointed for the meeting will tabulate the votes, separately calculating affirmative and negative votes, abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter). Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether each proposal has been approved.

        As of April 1, 2004, our directors and executive officers beneficially owned an aggregate of 15,692,746 shares of our common stock, not including shares of common stock issuable upon exercise of outstanding stock options, constituting approximately 40.0% of the shares of our common stock outstanding. It is expected that our directors and executive officers will vote or direct the vote of all shares of our common stock held or owned by them, or over which they have voting control, in favor of the proposals described in this Proxy Statement. Nonetheless, the approval of the proposals is not assured. See "Principal Stockholders."

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Board is divided into three classes, which are as nearly equal in size as is practicable, designated Class I, Class II and Class III, with the term of office of one class expiring each year at our Annual Meeting of Stockholders. The term of office of the Class I directors, James R. Adams and M. Samuel Self, expires at our 2004 Annual Meeting of Stockholders; the term of office of the Class II director, George H. Heilmeier, expires at our 2005 Annual Meeting of Stockholders; and the term of office of the Class III directors, Elie S. Akilian and Samuel S. Simonian, expires at our 2006 Annual Meeting of Stockholders, or in each case upon the election and qualification of their successors or their earlier death, resignation or removal. Directors elected to replace those of a class whose terms expire at a given annual meeting shall hold office until the third succeeding annual meeting or until their respective successors have been elected and qualified or their earlier death, resignation or removal.

Nominees for Director

        James R. Adams and M. Samuel Self, both of whom presently serve as Class I directors, have been nominated for election at the meeting to serve as Class I directors for terms expiring at our 2007 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified or their earlier death, resignation or removal. Both of the nominees have indicated their willingness to serve as members of the Board if elected; however, if either nominee should become unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders will have discretionary authority in that instance to vote for a substitute nominee who is designated by our present Board. It is not expected that either nominee will be unable or will decline to serve as a director.

Vote Required

        The affirmative vote of at least a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors is necessary for the election of a director. As a result, the two nominees receiving the greatest number of votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors shall be elected to our Board, even if any such nominee receives the vote of less than a majority of the outstanding shares. Instructions withholding voting authority will have no effect on the determination of plurality, except to the extent that they affect the total votes received by any particular nominee.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN THIS PROXY STATEMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

        The nominees for election at the meeting as Class I directors are:

Name	Age	Position
James R. Adams	64	Director
M. Samuel Self	64	Director

        Mr. Adams has served as a director of Inet since June 1999. Mr. Adams has served as a director of Texas Instruments Incorporated (semiconductors, digital signal processors and analog integrated circuits) since 1989 and served as its Chairman of the Board from 1996 to 1998. He previously served as Group President of SBC Communications, Inc. from 1992 to 1995 and as President of Southwestern Bell Telephone Company from 1988 to 1992. He also serves as a director of Storage Technology Corp. (digital data storage products). Mr. Adams holds a B.S. in Math and Physics from Texas A&M University and an M.B.A. from The University of Texas at Austin. Mr. Adams serves as Chairman of our Compensation Committee and as a member of our Audit Committee and our Nominating and Corporate Governance Committee.

        Mr. Self has served as a director of Inet since his election by our Board in January 2004. Beginning in 1966, Mr. Self served Texas Instruments Incorporated in numerous group and corporate finance roles, including as Senior Vice President, Corporate Controller and Chief Accounting Officer from March 1998 until his retirement in April 2002. He holds a B.S. in Business Administration from The Citadel and an M.B.A. from The Wharton School at The University of Pennsylvania. Mr. Self serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee.

        Grant A. Dove served as a Class I director until his death in November 2003.

Other Directors

        Our current Class II director, who is not standing for reelection at the meeting and whose term will expire at our 2005 Annual Meeting of Stockholders, is as follows:

Name	Age	Position
George H. Heilmeier	67	Director

        Dr. Heilmeier has served as a director of Inet since July 2001. Since November 1997, Dr. Heilmeier has served as Chairman Emeritus of Telcordia Technologies, Inc. (formerly known as Bell Communications Research, or Bellcore, which provides operations support systems, network software and consulting and engineering services to the telecommunications industry). He served as Chairman and Chief Executive Officer of Bellcore from January 1997 to November 1997 and as President and Chief Executive Officer of Bellcore from 1991 through 1996. Dr. Heilmeier also serves as a director of TeleTech Holdings, Inc. (customer management software solutions) and as a trustee of the Fidelity Mutual Funds. He received his B.S. in Electrical Engineering from The University of Pennsylvania and a Ph.D. in Electrical Engineering and Physics from Princeton University. Dr. Heilmeier serves as a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee.

        Our current Class III directors, who are not standing for reelection at the meeting and whose terms will expire at our 2006 Annual Meeting of Stockholders, are as follows:

Name	Age	Position
Elie S. Akilian	47	President, Chief Executive Officer and Director
Samuel S. Simonian	48	Chairman of the Board

        Mr. Akilian co-founded Inet in 1989, has served as a director since that time and has served as President and Chief Executive Officer since April 1999. He previously served as Executive Vice President responsible for sales and marketing from March 1989 to April 1999. Mr. Akilian received a B.S. in Electrical Engineering from The University of Texas at Arlington.

        Mr. Simonian co-founded Inet in 1989 and has served as Chairman of the Board since that time. He previously served as President from 1989 to April 1999 and as Chief Executive Officer from March 1994 to April 1999. Mr. Simonian also currently serves as President of Epygi Technologies, Ltd. Mr. Simonian holds a B.S. in Electrical Engineering from The University of Texas at Arlington. Mr. Simonian is the nephew of the spouse of William H. Mina, our Senior Vice President, Administration and Legal Affairs.

Director Compensation and Indemnification Arrangements

        Each director who is not one of our executive officers (currently Messrs. Adams and Self and Dr. Heilmeier) receives $7,500 per quarter for services as a member of our Board, plus $2,000 for attendance at each meeting of the full Board. Each of such directors also receives $1,000 per day in respect of any services that he is requested by the Board or our Chairman to perform in his capacity as a director of Inet, other than preparation for or attendance at any meeting of our Board or any of its standing committees. In addition, all directors are reimbursed for out-of-pocket expenses incurred in attending meetings of our Board and the committees on which they serve.

        For services rendered in 2003 as members of our Board and its standing committees, both Mr. Adams and Dr. Heilmeier received an aggregate of $50,000 and Mr. Dove received an aggregate of $40,000. Additionally, both Mr. Adams and Dr. Heilmeier received $20,000 for their service as members of the ad hoc Special Approval Committee of our Board, which reviewed the January 2003 repurchase by us of shares held by Mark A. Weinzierl, a former director.

        Each individual who joins the Board will receive an automatic grant of a non-qualified option to purchase 20,000 shares of our common stock under our 1998 Stock Option/Stock Issuance Plan at the time of his or her commencement of Board service, provided such individual is not a current employee and has not otherwise previously been employed by us. In addition, at each Annual Meeting of Stockholders, each individual who is to continue to serve as a non-executive officer Board member will receive an automatic grant of a non-qualified option to purchase 10,000 shares of our common stock. Each option will have an exercise price per share equal to 100% of the fair market value per share of our common stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by us, at the exercise price paid per share, should the optionee's service as a non-executive officer Board member cease prior to vesting in the shares. Each 20,000-share grant will vest, and our repurchase rights will lapse, in three equal annual installments over the director's period of Board service, with the first installment to vest one year from the option grant date. Each additional 10,000-share grant will vest upon the director's completion of one year of Board service measured from the option grant date. In 2003, each of Messrs. Adams and Dove and Dr. Heilmeier received an option to purchase 10,000 shares at an exercise price of $9.09 per share under our automatic grant program. In addition, directors are eligible to receive option grants under the discretionary option grant program of the 1998 Stock Option/Stock Issuance Plan. During 2003, no discretionary grants were made to non-executive officer directors.

        We maintain directors' and officers' liability insurance, and our Bylaws provide for mandatory indemnification of directors to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with all of our directors. In addition, our Certificate of Incorporation limits the liability of our directors to us and our stockholders for breaches of the directors' fiduciary duties to the fullest extent permitted by Delaware law.

Board Meetings and Committees

        Our Board met ten times during 2003. During 2003, each incumbent member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period.

        We have standing Compensation, Audit, Nominating and Corporate Governance, and Secondary Option Committees to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 2003 are set forth below. All directors are invited to attend the committee meetings regardless of their membership.

        The Compensation Committee has the responsibility for establishing the compensation payable to our Chief Executive Officer and is responsible for establishing compensation payable to our other executive officers based on recommendations made by the Chief Executive Officer. The Compensation Committee also is responsible for the overall administration of our employee benefit plans, including our employee stock plans. The current members of the Compensation Committee are Mr. Adams (Chairman) and Dr. Heilmeier. In 2003, the Compensation Committee met six times and acted by written consent one time.

        The Audit Committee selects our independent auditors and is responsible for assisting our Board in fulfilling its oversight responsibilities for the integrity of our financial statements; our accounting and financial reporting processes, our accounting policies and practices and our systems of internal controls; the qualifications, independence and performance of our independent auditors; and the performance of our internal audit function, where such formalized function is in place. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The current members of the Audit Committee are Messrs. Adams and Self and Dr. Heilmeier. The Board has determined that all members of the Audit Committee are independent as defined in Rule 4200(a)(15) of The Marketplace Rules of The NASDAQ Stock Market. In addition, the Board has determined that each member of our Audit Committee meets both the basic and enhanced requirements for audit committee membership as listed in Rule 4350(d)(2) of The Marketplace Rules of The NASDAQ Stock Market. The Board has determined that Mr. Self is qualified as an "audit committee financial expert" under Item 401(h) of Regulation S-K. In 2003, the Audit Committee met six times.

        The Nominating and Corporate Governance Committee was established in February 2004 to assist our Board in fulfilling its responsibilities for identifying qualified individuals to become members of the Board; determining the composition of the Board and its committees; monitoring the effectiveness of the Board and facilitating the measurement of the effectiveness of its committees; and developing, monitoring and evaluating sound corporate governance policies and procedures promoting honest and ethical conduct, including policies pertaining to the identification and treatment of conflicts of interest. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is attached to this Proxy Statement as Appendix B. The current members of the Nominating and Corporate Governance Committee are Messrs. Adams and Self and Dr. Heilmeier, and the Board has determined that each member is independent as defined in Rule 4200(a)(15) of The Marketplace Rules of The NASDAQ Stock Market.

        The Secondary Option Committee has the authority, as delegated by our Compensation Committee, to approve limited restricted stock issuances and grants of options and stock right awards under our 1998 Stock Option/Stock Issuance Plan to employees who are not Section 16 officers. Mr. Akilian is the sole member of the Secondary Option Committee. In 2003, the Secondary Option Committee acted 16 times by written consent.

Director Nominations

        In evaluating potential director candidates, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of our Board and seeks to ensure that at least a majority of the directors are independent under the applicable Marketplace Rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee selects director nominees based on their personal and professional integrity, depth and breadth of experience, ability to make independent analytical inquiries, understanding of our business, willingness to devote adequate attention and time to duties of our Board and such other criteria as is deemed relevant by the Nominating and Corporate Governance Committee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a diverse mix of experience, knowledge and skills.

        In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the Nominating and Corporate Governance Committee may engage a third party search firm to identify and recommend potential candidates. Finally, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders.

        Any stockholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee must provide written notice not later than December 10, 2004 to the Corporate Secretary at our principal executive offices located at 1500 North Greenville Avenue, Richardson, Texas 75081. Any such notice should clearly indicate that it is a recommendation of a director candidate by a stockholder and must set forth (i) the name, age, business address and residence address of the recommended candidate; (ii) the principal occupation or employment of such recommended candidate; (iii) the class and number of shares of our stock that are beneficially owned by such recommended candidate; (iv) a description of all understandings or arrangements between the stockholder and the recommended candidate and any other person or persons pursuant to which the recommendations are to be made by the stockholder and (v) any other information relating to such recommended candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, such notice must contain (i) a representation that the stockholder is a holder of record of our common stock entitled to vote at such meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such nomination; (iii) the class and number of shares of our common stock that are beneficially owned by such stockholder; (iv) any material interest of the stockholder in such recommendation and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in such stockholder's capacity as proponent of a stockholder proposal. Assuming that a stockholder recommendation contains the information required above, the Nominating and Corporate Governance Committee will evaluate a candidate recommended by a stockholder by following substantially the same process, and applying substantially the same criteria, as for candidates identified through other sources.

Attendance at Annual Meetings

        The Board encourages all directors to attend our annual meetings of stockholders if practicable. Four of our then five directors attended the annual meeting of stockholders held on May 12, 2003.

Stockholder Communications with the Board

        The Board maintains a process for stockholders to communicate with the Board or with individual directors. Stockholders who wish to communicate with the Board or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 1500 North Greenville Avenue, Richardson, Texas 75081. Any such communication must contain (i) a representation that the stockholder is a holder of record of our common stock; (ii) the name and address, as they appear on our books, of the stockholder sending such communication and (iii) the class and number of shares of our stock that are beneficially owned by such stockholder. The Corporate Secretary will forward such communications to the Board or the specified individual director to whom the communication is directed unless such communication is deemed unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Code of Business Conduct and Ethics

        Our Board has approved the provisions of a Code of Business Conduct and Ethics to be applicable to all of our officers, directors, employees and consultants, which will become effective prior to the date of the meeting. We anticipate that prior to the meeting we will establish a "Corporate Governance" section of the "Investors" page on our Internet website, on which our Code of Business Conduct and Ethics will be posted. Our Internet website address is www.inet.com.

PRINCIPAL STOCKHOLDERS

        The following table sets forth specified information regarding the beneficial ownership of our common stock as of April 1, 2004 by (1) each person or entity who is known by us to beneficially own more than five percent of our common stock, (2) each of our directors, (3) each of our executive officers named in the Summary Compensation Table below and (4) all executive officers and directors as a group.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Elie S. Akilian(2)	8,115,483	(3)	20.7%
Samuel S. Simonian(4)	7,367,883	(5)	18.8
James R. Adams	65,480	(6)	*
George H. Heilmeier	41,000	(7)	*
M. Samuel Self	20,000	(8)	*
William H. Mina	72,742	(9)	*
Jeffrey A. Kupp	207,105	(10)	*
Michael J. Reiman	150,399	(11)	*
Mark H. Kleinman	56,404	(12)	*
All executive officers and directors as a group (9 persons)	16,096,496	(13)	40.6

*
Indicates less than 1%.

(1)
Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission, or SEC. Percentage of beneficial ownership is based on 39,220,388 shares of our common stock outstanding as of April 1, 2004. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days following April 1, 2004 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated in the footnotes to this table, the persons and entity named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
The address for the stockholder is 1500 North Greenville Avenue, Richardson, Texas 75081.

(3)
Includes 185,200 shares held by the stockholder's minor children.

(4)
The address for the stockholder is 5070 Addison Circle, Addison, Texas 75001.

(5)
Includes 267,900 shares held by the stockholder's minor children.

(6)
Includes 40,000 shares issuable upon exercise of stock options, 21,200 shares held by entities controlled by the stockholder and 100 shares held by the stockholder's son, of which 100 shares the stockholder disclaims beneficial ownership.

(7)
Includes 40,000 shares issuable upon exercise of stock options.

(8)
Includes 20,000 shares issuable upon exercise of stock options.

(9)
Includes 30,000 shares issuable upon exercise of stock options.

(10)
Includes 181,250 shares issuable upon exercise of stock options.

(11)
Includes 51,250 shares issuable upon exercise of stock options and 1,560 shares held by trusts for the benefit of stockholder's minor children, of which 1,560 shares the stockholder disclaims beneficial ownership.

(12)
Includes 41,250 shares issuable upon exercise of stock options.

(13)
Includes 403,750 shares issuable upon exercise of stock options.

EXECUTIVE COMPENSATION

Executive Officers

        Our current executive officers are as follows:

Name	Age	Position
Samuel S. Simonian	48	Chairman of the Board
Elie S. Akilian	47	President, Chief Executive Officer and Director
William H. Mina	59	Senior Vice President, Administration and Legal Affairs
Michael J. Reiman	39	Vice President and Chief Technology Officer
Jeffrey A. Kupp	41	Vice President and Chief Financial Officer
Mark H. Kleinman	42	Vice President, General Counsel and Secretary

        Biographical information for Messrs. Simonian and Akilian is set forth under Proposal 1—Election of Directors.

        Mr. Mina has served as Senior Vice President, Administration and Legal Affairs since February 2000. Prior to that time, he served as Senior Vice President of Finance and Administration from April 1999 to February 2000. He previously served as our Senior Vice President and Chief Financial Officer from February 1997 to April 1999. From 1996 until 2002 he also served as a member of our Board. Mr. Mina holds a B.A. in Business Administration from Dallas Baptist University and an M.B.A. from Southern Methodist University. Mr. Mina is married to Mr. Simonian's aunt.

        Mr. Reiman has served as Vice President and Chief Technology Officer since April 2003. He previously served as our Vice President, Diagnostics Business from August 2001 to April 2003; as Senior Staff Engineer from May 2001 to August 2001; as Vice President, Softswitch Engineering from August 2000 to May 2001; as Vice President, Software—Research & Development from April 1999 to August 2000; as Director, New Product Development from June 1997 to April 1999; as Director, Software Development from September 1994 to June 1997; and as Senior Software Specialist from June 1990 to September 1994. Mr. Reiman holds a B.S. in Computer Science from The University of North Texas.

        Mr. Kupp has served as Vice President and Chief Financial Officer since February 2000. From November 1997 to January 2000, Mr. Kupp was employed by IEX Corporation (a Tekelec Company providing telecommunications software products) as Vice President of Finance and Chief Financial Officer. Mr. Kupp holds a B.A. in Accounting and Computer Science from Asbury College and an M.B.A. from The Johnson Graduate School of Management at Cornell University. Mr. Kupp is a Certified Public Accountant.

        Mr. Kleinman has served as Vice President, General Counsel and Secretary since January 2001. He served as our Vice President, Legal from June 2000 to January 2001. From May 1996 to April 2000, he served as Assistant General Counsel of Sterling Software, Inc. (computer software and services).

Mr. Kleinman holds a B.A. in Government from The University of Texas at Austin and a J.D. from The University of Texas School of Law.

Employment, Change-in-Control and Indemnification Arrangements

        The executive officers serve at the discretion of our Board. We presently do not have an employment agreement in effect with any of our officers named in the Summary Compensation Table below, except Mr. Reiman. Our employment agreement with Mr. Reiman provides for the general terms and conditions of his employment, including salary and benefits. The agreement automatically renews for successive one year periods; provided that we may elect to terminate Mr. Reiman's employment upon giving him 30 days advance notice. We may also terminate Mr. Reiman without notice if he breaches certain covenants contained in the agreement regarding non-competition and the confidentiality of our proprietary information, as well as for certain other reasons described in the agreement.

        Pursuant to our offer letter to Mr. Kleinman, in the event that his employment is actually or constructively (through a change in work location outside the Dallas metroplex or a material reduction in responsibility or compensation) terminated following a change in control, he will be entitled to receive a lump sum payment equal to 12 months salary. Additionally, following a change in control, if Mr. Kleinman's options are not otherwise accelerated by the acquirer, he will be allowed two years' accelerated vesting of his unvested option shares.

        We have entered into indemnification agreements with all of our executive officers. We maintain directors' and officers' liability insurance, and our Bylaws provide for mandatory indemnification of officers to the fullest extent permitted by Delaware law.

Summary Compensation Table

        The following table provides summary information concerning the compensation earned during each of our last three fiscal years by our current Chief Executive Officer and each of the other four most highly compensated executive officers for services rendered during 2003 in all capacities to us and our subsidiaries. These individuals are referred to as the Named Officers. No individual resigned during the last fiscal year who would otherwise have been required to be included in the table.

		Annual Compensation(1)		Long-Term Compensation
Name and Principal Position(s)	Year	Salary	Bonus	Restricted Stock Awards($)		Securities Underlying Options(#)	All Other Compensation
Elie S. Akilian President, Chief Executive Officer and Director	2003 2002 2001	$225,000 240,625 250,000	$140,000 65,813 —	— — —		— — —	$176(2) 192 192	(2) (2)
William H. Mina Senior Vice President, Administration and Legal Affairs	2003 2002 2001	180,000 192,500 200,000	39,600 25,537 —	— 60,720 —	(4)	10,000 30,000 35,000	3,776 3,995 192	(3) (3) (3)
Jeffrey A. Kupp Vice President and Chief Financial Officer	2003 2002 2001	171,000 177,394 190,000	77,025 27,289 —	— 121,440 —	(4)	15,000 75,000 125,000	3,659 3,696 192	(5) (5) (5)
Michael J. Reiman(6) Vice President and Chief Technology Officer	2003 2002 2001	160,500 151,125 153,000	36,960 9,480 —	109,080 60,720 —	(7) (4)	30,000 30,000 25,000	3,386 3,177 192	(8) (8) (8)
Mark H. Kleinman(6) Vice President, General Counsel and Secretary	2003 2002 2001	162,000 173,250 180,000	46,730 17,254 —	— 60,720 —	(4)	10,000 35,000 20,000	3,416 3,614 192	(9) (9) (9)

(1)
Excludes perquisites and other benefits, the aggregate of which did not exceed the lesser of $50,000 or 10% of the Named Officer's total salary and bonus.

(2)
Represents life insurance premiums paid on behalf of the officer.

(3)
Consists of life insurance premiums paid on behalf of the officer as well as contributions by us to the officer's participation in our 401(k) plan of $3,600 for 2003 and $3,803 for 2002.

(4)
The value of the shares is based on a price per share of $5.06, the last sale price of our common stock as quoted on The NASDAQ Stock Market on November 14, 2002, the date of grant. These shares were granted in consideration of services previously rendered to us. The shares are subject to vesting in three equal annual installments upon the individual's completion of each year of service after the issuance date. Unvested shares are subject to repurchase by us at the original issuance price in the event that the individual ceases for any reason to remain in service. In addition, prior to such cessation of service, unvested shares will vest on an accelerated basis upon the occurrence of certain specified events constituting a change in control of us, unless the repurchase right is assumed by the acquiring, surviving or resulting entity. On December 31, 2003, the value of the shares held by Messrs. Mina, Reiman and Kleinman was $144,000 and the value of the shares held by Mr. Kupp was $288,000 (based on a price per share of $12.00, the last sale price of our common stock as quoted on The NASDAQ Stock Market on December 31, 2003). Dividends that are paid by us on outstanding shares of our common stock will be payable on these shares.

(5)
Consists of life insurance premiums paid on behalf of the officer as well as contributions by us to the officer's participation in our 401(k) plan of $3,420 for 2003 and $3,467 for 2002.

(6)
Although Mr. Kleinman was elected an executive officer during January 2001 and Mr. Reiman was elected an executive officer during July 2003, compensation is reported for the full years.

(7)
The value of the shares is based on a price per share of $9.09, the last sale price of our common stock as quoted on The NASDAQ Stock Market on May 12, 2003, the date of grant. These shares were granted in consideration of services previously rendered to us. The shares are subject to vesting in three equal annual installments upon the individual's completion of each year of service after the issuance date. Unvested shares are subject to repurchase by us at the original issuance price in the event that the individual ceases for any reason to remain in service. In addition, prior to such cessation of service, unvested shares will vest on an accelerated basis upon the occurrence of certain specified events constituting a change in control of us, unless the repurchase right is assumed by the acquiring, surviving or resulting entity. On December 31, 2003, the value of these shares was $144,000 (based on a price per share of $12.00, the last sale price of our common stock as quoted on The NASDAQ Stock Market on December 31, 2003). Dividends that are paid by us on outstanding shares of our common stock will be payable on these shares.

(8)
Consists of life insurance premiums paid on behalf of the officer as well as contributions by us to the officer's participation in our 401(k) plan of $3,210 for 2003 and $2,985 for 2002.

(9)
Consists of life insurance premiums paid on behalf of the officer as well as contributions by us to the officer's participation in our 401(k) plan of $3,240 for 2003 and $3,422 for 2002.

Option Grants in 2003

        The following table provides information related to options to purchase our common stock granted to the Named Officers during 2003. No stock appreciation rights were granted during 2003.

		Individual Grants(1)
		Percentage of Total Options Granted to Employees in 2003			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted
Name			Exercise Price Per Share(2)
				Expiration Date	5%	10%
William H. Mina	10,000	1.1%	$13.87	October 20, 2013	$87,228	$221,052
Jeffrey A. Kupp	15,000	1.6	13.87	October 20, 2013	130,842	331,578
Michael J. Reiman	30,000	3.3	9.09	May 12, 2013	171,500	434,614
Mark H. Kleinman	10,000	1.1	13.87	October 20, 2013	87,228	221,052

(1)
Each option has a ten-year term and becomes exercisable in four equal annual installments upon the optionee's completion of each year of service measured from the grant date. In addition, unvested options will vest on an accelerated basis upon the occurrence of certain specified events constituting a change in control of us, unless the option is assumed by the acquiring, surviving or resulting entity. At any time, the Compensation Committee may further provide that any such options will automatically vest in full (a) upon an acquisition of us, whether or not those options are assumed or replaced; (b) upon a hostile change in control of us or (c) in the event the optionee's service is terminated for any reason within a designated period (not to exceed 18 months) following an acquisition in which those options are assumed or replaced or a hostile change in control.

(2)
The exercise price may be paid in cash or in shares of our common stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3)
The potential realizable value columns of the table above illustrate the value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the price of our common stock over the terms of the options. These amounts do not take into account provisions providing for termination of the options following termination of employment or vesting over a four year period. The use of the assumed 5% and 10%

  annual returns is pursuant to SEC regulations and is not intended to forecast possible future appreciation of the price of our common stock.

Aggregated Option Exercises in 2003 and December 31, 2003 Option Values

        The following table provides information concerning option holdings at December 31, 2003 by each of the Named Officers. No options were exercised by the Named Officers during 2003. No stock appreciation rights were exercised during 2003 and none were outstanding at December 31, 2003.

	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
William H. Mina	95,000	45,000	$596,925	$194,025
Jeffrey A. Kupp	137,500	152,500	168,000	428,250
Michael J. Reiman	42,500	72,500	99,550	290,950
Mark H. Kleinman	41,250	53,750	91,050	212,475

(1)
Value is determined by subtracting the exercise price from the fair market value of our common stock at December 31, 2003 ($12.00 per share based upon the last sale price of our common stock as quoted on The NASDAQ Stock Market on such date) and multiplying by the number of shares underlying the options.

Compensation Committee Interlocks and Insider Participation

        Mr. Adams has served as a member of our Compensation Committee since its formation in July 1999 and Dr. Heilmeier has served as a member since October 2002. None of these persons is an officer or employee, or former officer or employee, of us or any of our subsidiaries. No current executive officer has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of our Board or Compensation Committee.

Report on Executive Compensation

        For 2003, compensation decisions concerning our executive officers were made by the Compensation Committee of the Board, which is composed of the independent directors listed below. The following report describes the procedures employed by the Compensation Committee in formulating the compensation policy for our executive officers during 2003.

        It is the duty of our Compensation Committee to recommend to our Board the compensation payable to our Chief Executive Officer and the compensation payable to our other executive officers (taking into account the recommendation of our Chief Executive Officer), and to establish the general compensation policies for such individuals.

        The following objectives are evaluated and considered when making compensation decisions: (1) provide competitive annual base and incentive cash compensation to attract, retain and motivate high-caliber executives; (2) in at-risk compensation, align the interests of executives with those of our stockholders through equity-based compensation and/or equity ownership; (3) communicate overall corporate objectives to executives so that all parties are working towards similar goals; and (4) deliver compensation through cost- and tax-effective programs.

General

        Our overall philosophy is to reward executives for building long-term value for our stockholders. We compensate our executive officers with a combination of salary and incentives designed to focus their efforts on maximizing both our near-term and long-term financial results. In addition, our compensation structure also rewards individual performance that furthers our strategic goals and contributes to our success. Elements of our compensation structure include the following:

  •
  Base salary;

  •
  Annual incentives; and

  •
  Equity incentives/equity ownership.

        Each executive officer's compensation package is designed to provide an appropriately weighted mix of these elements that reflects our philosophy that a strong emphasis be placed on the incentive and at-risk equity-based portions of compensation. The actual value of total compensation is ultimately based on performance, and will be strongly linked to stockholder value.

Base Salary

        Each executive officer's base salary is considered for adjustment each year on the basis of (1) the Compensation Committee's evaluation of the officer's personal performance for the prior year taking into account the recommendation of the Chief Executive Officer; (2) the competitive marketplace for persons in comparable positions, with the goal to provide base compensation roughly in the median range of the levels paid by peer companies and (3) when appropriate, our performance and profitability. In certain instances, the qualitative factors involve a subjective assessment by the Compensation Committee.

Annual Incentives

        We maintain annual cash incentive bonus programs to reward executive officers and other key employees for attaining performance goals, with the objective to provide cash incentive compensation in the upper range of the levels paid by peer companies. The annual incentives vary significantly and in general are based on our profitability, revenue growth and total stockholder return; our financial performance relative to that of our peers; the achievement of our strategic objectives; each individual's contribution towards our performance; and each officer's achievement of his individual goals.

Equity Incentives/Equity Ownership

        We believe equity-based incentives utilizing our stock incentive plans are effective means of aligning the interests of executives with those of stockholders. In general, the greater responsibility an executive officer has, the greater the equity portion of his total compensation package, although historically we have not made grants of equity-based incentives to our Chief Executive Officer. Our goal is to provide equity-based incentives in the upper range of the levels implemented by peer companies.

Compliance with the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation, other than performance-based compensation, in excess of $1,000,000 paid by a corporation to its chief executive officer and the other most highly compensated executive officers of a corporation. We have not and do not currently anticipate paying cash compensation in excess of $1,000,000 per year to any employee. Our Board and Compensation Committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

CEO Compensation

        In setting compensation payable to our Chief Executive Officer, Mr. Akilian, the Compensation Committee has sought to be competitive with companies of similar size within the industry. Given that consideration, Mr. Akilian's compensation is tied to our corporate performance and to his personal performance. Mr. Akilian earned a base salary of $225,000 and a cash bonus of $140,000 for services rendered in 2003. This bonus was based on our financial performance under continuing tight market conditions and Mr. Akilian's significant contribution to that performance. In particular, our 2003 results reflected a 54% year-over-year increase in net income, and cash generated from operations during the year was $21.3 million. Additionally, the bonus acknowledged Mr. Akilian's leadership role in the strategic development and successful introduction of our Unified Assurance solution.

Summary

        It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, in both the short and long term.

        Submitted by the Compensation Committee of the Board:

James R. Adams (Chairman) George H. Heilmeier

Stock Performance Graph

        The graph below depicts our stock price as an index assuming $100 invested on May 27, 1999, the date of our initial public offering, along with the composite prices of companies listed in The NASDAQ Stock Market (U.S.) Index and The NASDAQ Telecommunications Index. The comparisons in the graph are required by regulations of the SEC and are not intended to forecast or to be indicative of the possible future performance of our common stock.

Comparison of the Cumulative Total Return* Among Inet Technologies, Inc.,
The NASDAQ Stock Market (U.S.) Index and The NASDAQ Telecommunications Index

* $100 invested May 27, 1999 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

Measurement Period (Fiscal Year Covered)	Inet Technologies, Inc.	NASDAQ Stock Market (U.S.) Index	NASDAQ Telecommunications Index
5/27/1999	100.00	100.00	100.00
12/31/1999	388.19	168.56	136.05
12/31/2000	225.00	101.66	57.94
12/31/2001	58.72	80.69	38.80
12/31/2002	33.89	55.79	17.87
12/31/2003	66.67	83.41	29.71

        The preceding Report on Executive Compensation, the Stock Performance Graph and the Report of the Audit Committee that follows and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed incorporated by reference into any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate filings made by us under those Acts, nor will such reports, graph or other information be incorporated by reference into any future filings made by us under those Acts, except to the extent that we specifically incorporate this information by reference.

Certain Transactions with Management

        Epygi Technologies, Ltd., an entity controlled by Mr. Simonian, our Chairman of the Board, performs development services for us pursuant to a consulting agreement for which it is paid a monthly fee per full-time programmer plus reimbursement of reasonable business expenses. Since the beginning of 2003 through March 31, 2004, we have made payments totaling approximately $0.5 million to Epygi for providing these services to us.

        On January 21, 2003, we repurchased in a privately-negotiated transaction 8,969,984 restricted shares of our common stock from Mark A. Weinzierl, a member of our Board until that date, for an aggregate cash purchase price of approximately $35.4 million.

        Effective September 30, 2003, we amended and extended the July 23, 1998 registration rights agreement between us, Mr. Simonian and Mr. Akilian, our President, Chief Executive Officer and Director. Under the new agreement, Messrs. Akilian and Simonian will each be entitled to demand, prior to October 1, 2008, up to two registrations of firm-commitment underwritten offerings of their common stock. The selling stockholder or stockholders will be required to pay all of their and our expenses incurred in connection with any demand-based registrations.

PROPOSAL 2

AMENDMENT OF 1998 EMPLOYEE STOCK PURCHASE PLAN

        Stockholders are being asked to approve an amendment to our 1998 Employee Stock Purchase Plan, or Purchase Plan, to increase the number of shares of our common stock reserved for issuance thereunder from 1,250,000 shares to 1,850,000 shares (an increase of 600,000 shares).

        The Board believes that the proposed amendment is in our best interests because of the need to continue to provide employees with the opportunity to acquire an ownership interest in us through their participation in the Purchase Plan and thereby encourage them to remain in our employ and more closely align their interests with those of our stockholders.

        The Purchase Plan was adopted by the Board on July 28, 1998 and became effective on May 27, 1999 in connection with our initial public offering. The Purchase Plan was amended by the Board on July 26, 2001 to effect certain administrative provisions relevant to participation in the Purchase Plan by our non-U.S. employees and on March 28, 2002 to increase the number of shares of our common stock reserved for issuance thereunder from 750,000 shares to 1,250,000 shares. On March 2, 2004, the Board approved the proposed amendment to increase the share reserve to 1,850,000, subject to stockholder approval.

        We previously filed on July 25, 2002 a copy of the 1998 Employee Stock Purchase Plan and the second amendment to the Purchase Plan as Exhibits 10.1 and 10.3, respectively, to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002; and on July 27, 2001 a copy of the first amendment to the Purchase Plan as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001. These documents can be viewed at the Internet website maintained by the SEC. The address of that website is www.sec.gov.

Summary of the 1998 Employee Stock Purchase Plan

        The following is a summary of the principal features of the Purchase Plan, as most recently amended by the Board. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder who wishes to obtain a copy of the actual Purchase Plan document may do so by written request to us at:

Inet Technologies, Inc.
1500 North Greenville Avenue
Richardson, Texas 75081
Tel.: (469) 330-4000
Attention: Corporate Secretary

Administration

        The Purchase Plan is administered by our Compensation Committee. This committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by us without charge to participants.

Securities Subject to the Purchase Plan

        The maximum number of shares of common stock currently reserved for issuance under the Purchase Plan is limited to 1,850,000 shares, assuming stockholder approval of this proposal. As of March 31, 2004, 1,194,441 shares of common stock have been issued in the aggregate under the Purchase Plan, and 655,559 shares were available for future issuance, assuming stockholder approval of this proposal.

        The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of our common stock or from shares of common stock repurchased by us, including shares repurchased on the open market.

        In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the Purchase Plan; (ii) the maximum number and class of securities purchasable per participant on any one purchase date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plan or the outstanding purchase rights thereunder.

Offering Periods

        Shares of common stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of 24 months. The current offering period began on August 1, 2002 and ends on July 31, 2004, and subsequent offering periods will commence as designated by the Plan Administrator. The current offering period is comprised of four successive purchase intervals. Purchase intervals run from the first business day of February to the last business day of July each year and from the first business day of August each year to the last business day of January in the following year. Shares will be purchased on the last day of each purchase interval with the payroll deductions collected from the participants during such purchase interval.

        If the fair market value per share of common stock on any semi-annual purchase date within an offering period is less than the fair market value per share of common stock on the start date of that offering period, then that offering period will automatically terminate with the purchase of shares of common stock on such semi-annual purchase date, and a new offering period will commence on the next business day. The participants in the terminated offering period will automatically be enrolled in the new offering period.

        Each participant is granted a separate right to purchase shares of common stock for each offering period interval in which he or she participates. The purchase right is granted on the participant's entry date into the offering period and is automatically exercised in installments on each semi-annual purchase date over the remainder of such offering period. Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant's payroll deductions for the purchase period by the purchase price in effect for such period.

Eligibility

        Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of our company or any participating parent or subsidiary corporation (including any parent or subsidiary corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan. Each individual who is an eligible employee on the start date of any offering period may enter that offering period on such start date or on the start date of any purchase interval within that offering period, provided, in each case, that he or she has completed at least ninety (90) days of continuous employment with us or a parent or subsidiary corporation prior to such date.

        As of March 31, 2004, four executive officers and approximately 478 other employees were eligible to participate in the Purchase Plan.

Purchase Price

        The purchase price for the common stock purchased on behalf of each participant in the Purchase Plan on each semi-annual purchase date during an offering period will be equal to 85% of the lower of (i) the fair market value per share of common stock on the participant's entry date into that offering period or (ii) the fair market value per share on the semi-annual purchase date.

        The fair market value per share of common stock on any relevant date under the Purchase Plan will be the closing sale price per share on that date on The NASDAQ Stock Market. The last reported sale price of our common stock on The NASDAQ Stock Market on March 31, 2004 was $12.33 per share.

Payroll Deductions and Stock Purchases

        Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 15%) of his or her base salary to be applied to the acquisition of common stock at semi-annual intervals. Accordingly, on each semi-annual purchase date (the last business day in January and July each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date.

Special Limitations

        The Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following:

          —Purchase rights granted to a participant may not permit that individual to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

          —Purchase rights may not be granted to any individual if that individual would, immediately after the grant, own or hold outstanding options or other rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of our company or any of our affiliates.

          —No participant may purchase more than 1,000 shares of common stock on any one purchase date.

          —The maximum aggregate number of shares of common stock purchasable in total by all participants on any one purchase date may not exceed 187,500 shares.

Withdrawal/Termination of Purchase Rights

        The participant may withdraw from an offering period at any time and may elect to have his or her accumulated payroll deductions either applied to the purchase of shares on the next semi-annual purchase date or refunded. The withdrawing participant may not subsequently rejoin the offering period for which the terminated purchase right was granted.

        Upon a participant's cessation of employment or loss of eligible employee status, payroll deductions will automatically cease. Any payroll deductions that the participant may have made for the semi-annual purchase interval in which such cessation of employment or loss of eligibility occurs will be refunded.

Stockholder Rights

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase, except that appropriate adjustments will be made in the number and class of securities and the price per share in effect under each outstanding purchase right should any change be made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting our outstanding common stock as a class without our receipt of consideration.

Assignability

        Purchase rights are not assignable or transferable by the participant and the purchase rights are exercisable only by the participant during the participant's lifetime.

Corporate Transaction

        In the event of a corporate transaction, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such transaction. The purchase price in effect for each participant will be equal to 85% of the lower of (i) the fair market value per share of common stock on the participant's entry date into the offering period in which the corporate transaction occurs or (ii) the fair market value per share of common stock immediately prior to such transaction.

        A corporate transaction will be deemed to occur if (i) we are involved in a merger or consolidation in which more than 50% of our outstanding voting stock is transferred to a person or persons different from the persons holding those securities immediately prior to the transaction, or (ii) we sell, transfer or otherwise dispose of all or substantially all of our assets in complete liquidation or dissolution of us.

Share Pro-Ration

        Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Purchase Plan, the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded.

Amendment and Termination

        The Purchase Plan will terminate upon the earliest of (i) the last business day in July 2009; (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a corporate transaction.

        The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant on any one purchase date; (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

Plan Benefits

        The table below shows, as to each of our Named Officers who participated in the Purchase Plan and the various indicated groups, the number of shares of common stock purchased under the Purchase Plan between January 1, 2003 and January 31, 2004, the most recent purchase date, together with the weighted-average purchase price paid per share. None of our directors are eligible to participate in the Purchase Plan.

Name and Position	Number of Shares	Weighted-Average Purchase Price per Share
Michael J. Reiman Vice President and Chief Technology Officer	1,875	$3.54
Mark H. Kleinman Vice President, General Counsel and Secretary	1,435	3.54
All current executive officers as a group (6 persons)	3,310	3.54
All other employees as a group (approximately 488 persons)	547,907	3.67

New Plan Benefits

        No purchase rights have been granted, and no shares have been issued, on the basis of the share increase which forms this proposal.

U.S. Federal Income Tax Consequences

        The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

        If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize a capital gain equal to the amount by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price and the ordinary income recognized with respect to the shares.

        If the participant sells or disposes of the purchased shares more than two (2) years after the participant's entry date into the offering period in which the shares were acquired and more than one (1) year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into the offering period in which the shares were acquired; and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

        If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

        Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of common stock under the Purchase Plan will not result in a compensation expense chargeable against our reported earnings. However, we must disclose, on a pre-forma basis in the notes to our financial statements, the impact the purchase rights granted under the Purchase Plan would have upon our reported earnings were the fair value of those purchase rights treated as compensation expense.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 with respect to the shares of our common stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	3,908,536	(2)	$19.73	2,748,134	(3)
Equity compensation plans not approved by stockholders	—		—	—

Total	3,908,536		$19.73	2,748,134

(1)
Consists of the 1998 Stock Option/Stock Issuance Plan (the "1998 Plan") and our 1995 Employee Stock Option Plan.

(2)
Excludes purchase rights accrued under the Purchase Plan. Under the Purchase Plan, each eligible employee may purchase up to 1,000 shares of our common stock at semi-annual intervals on the last business day of January and July each year at a purchase price per share equal to 85% of the lower of (i) the fair market value per share of common stock on the employee's entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the fair market value per share on the semi-annual purchase date.

(3)
Consists of 243,059 shares reserved for future purchases as of December 31, 2003 under the Purchase Plan and 2,505,075 shares that may be issued under future awards as of December 31, 2003 under the 1998 Plan (which awards may include grants of options or direct issuances of stock), subject to the following automatic share reserve increase provision. The 1998 Plan provides that the number of shares of common stock available for issuance under that plan shall automatically increase on the first trading day of January of each year during the term of the plan, by an amount equal to the lesser of 500,000 or 1% of the total number of shares then outstanding.

Vote Required

        The affirmative vote of a majority of our outstanding voting shares present or represented by proxy and entitled to vote at the meeting is required for approval of the amendment to the Purchase Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not this proposal has been approved. Should such stockholder approval not be obtained, then the share reserve will not be increased. The Purchase Plan will, however, continue to remain in effect, and purchase rights may continue to be granted pursuant to the provisions of the Purchase Plan prior to its amendment until the termination of the Purchase Plan under the conditions described above.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of the forms furnished to us or written representations made to us by the reporting persons, we believe that, during 2003, all of our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

REPORT OF THE AUDIT COMMITTEE

        Our Board has established an Audit Committee of independent directors, which operates under a written charter adopted by the Board. A copy of the charter is attached to this Proxy Statement as Appendix A. The members of the Audit Committee have been determined to be independent as defined in Rule 4200(a)(15) of The Marketplace Rules of The NASDAQ Stock Market.

        Management has the primary responsibility for the financial statements and the related financial reporting process, which includes our systems of internal controls. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities for the integrity of the Company's financial statements; the Company's accounting and financial reporting processes, its accounting policies and practices and its systems of internal controls; the qualifications, independence and performance of the Company's independent auditors; and the performance of the Company's internal audit function, where such formalized function is in place. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management our audited financial statements for the year ended December 31, 2003; discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (codification of Statements on Auditing Standards, AU Sec. 380); and received from the independent auditors the written disclosures and the letter regarding their independence, as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the auditors their independence (including whether the provision of services not involving the annual audit or quarterly reviews of the financial statements is compatible with maintaining auditor independence) in light of these disclosures.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that our audited consolidated financial statements as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, be included in our Annual Report on Form 10-K filed with the SEC.

        Submitted by the Audit Committee of the Board:

James R. Adams George H. Heilmeier M. Samuel Self

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        Ernst & Young LLP served as our independent auditors for 2003 and was selected by our Audit Committee to serve in this capacity for 2004. Upon recommendation of our Audit Committee, the Board has directed that management submit the selection of independent auditors for ratification by the stockholders at the meeting. Representatives of Ernst & Young are expected to be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

        Set forth below is a summary of certain fees that we paid to Ernst & Young for services rendered in 2003 and 2002 and for the 2003 and 2002 audits. The engagement of Ernst & Young as our independent auditors for 2003 and 2002 was recommended to the Board by our Audit Committee, which considered, among other things, whether the provision of non-audit services is compatible with maintaining the auditors' independence.

Audit Fees

        We paid Ernst & Young an aggregate of $271,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2003, and the reviews of our financial statements included in our Forms 10-Q for the first three quarters in 2003.

        Aggregate fees for these services for 2002 were $245,802.

Audit-Related Fees

        We paid Ernst & Young an aggregate of $127,111 for professional services rendered in 2003 for audit-related services. Audit-related services included the audit of our 401(k) Plan, accounting consultations, advice relating to compliance with the Sarbanes-Oxley Act of 2002 and services related to a secondary public stock offering completed in October 2003.

        Aggregate fees for these services for 2002 were $57,739.

Tax Fees

        Ernst & Young did not render professional services to us in 2003 for tax compliance, tax advice or tax planning.

        Aggregate fees for tax-related services for 2002, consisting of tax advisory and compliance services, were $20,542.

All Other Fees

        We paid Ernst & Young an aggregate of $3,230 for professional services rendered in 2003 in connection with the operation of our foreign sales corporation.

        Aggregate fees for these services for 2002 were $3,780.

Pre-Approval Policies

        Our Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. At each regular quarterly meeting, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms through the next regular quarterly meeting. In addition, management reports to the Audit Committee on the actual fees charged for each category of service at Audit Committee meetings throughout the year.

        The Audit Committee is permitted by its charter to delegate to one or more members pre-approval authority, including its authority to pre-approve all audit, audit-related and permitted non-audit services, provided that any decisions made pursuant to such delegated authority to pre-approve and a description of the services pre-approved are presented to the full Audit Committee at its next regularly scheduled meeting.

        Following May 6, 2003, the effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, all such services were pre-approved in accordance with the procedures described above.

        Stockholder ratification of the selection of Ernst & Young as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent accounting firm at any time during the year if our Audit Committee believes that this change would be in the best interests of us and our stockholders.

Vote Required

        The affirmative vote of at least a majority of our outstanding voting shares present or represented by proxy and entitled to vote at the meeting is required for ratification of our Board's selection of Ernst & Young. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not this proposal has been approved.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR 2004, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

STOCKHOLDER PROPOSALS

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws, stockholder proposals to be presented at our 2005 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that meeting must be received by us at our offices in Richardson, Texas, addressed to our Secretary, not later than December 10, 2004, the date which is 120 days prior to April 9, 2005. Persons acting as proxies shall have discretionary authority to vote against any proposal presented at our 2005 Annual Meeting of Stockholders unless we receive notice of such proposal in the manner specified in the previous sentence. These notices and proposals must comply with applicable Delaware law, certain rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

ANNUAL REPORT ON FORM 10-K

        Our Annual Report on Form 10-K for the year ended December 31, 2003, which includes our audited financial statements, schedules and list of exhibits, accompanies this Proxy Statement.

        WE WILL MAIL TO ANY STOCKHOLDER WITHOUT CHARGE, UPON WRITTEN REQUEST, AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003. REQUESTS SHOULD BE SENT TO THE ATTENTION OF INVESTOR RELATIONS AT 1500 NORTH GREENVILLE AVENUE, RICHARDSON, TEXAS 75081.

OTHER MATTERS

        Our Board is not aware of any matter to be presented for action at the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment of our interests. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

MISCELLANEOUS

        The cost of soliciting proxies will be paid by us and may include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this Proxy Statement. Solicitation will be made primarily through the use of the mail; however, our regular employees may, without additional remuneration, solicit proxies personally by telephone or Internet e-mail.

By order of our Board of Directors,

Mark H. Kleinman Secretary

April 9, 2004

APPENDIX A

INET TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER
(As originally adopted February 27, 2004)

PURPOSE

        The primary function of the Committee is to assist the board of directors in fulfilling its oversight responsibilities for:

  •
  the integrity of the Company's financial statements;

  •
  the Company's accounting and financial reporting processes, its accounting policies and practices and its system of internal controls;

  •
  the qualifications, independence and performance of the Company's independent auditors; and

  •
  the performance of the Company's internal audit function, where such formalized function is in place.

        Except as separately empowered and accorded specific responsibilities below, the Committee's function is one of oversight only. The Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities. It is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing, legal or accounting reviews or procedures.

AUTHORITY

        The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities. It shall also have sole and exclusive authority to:

  1.
  Appoint, compensate and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and seek stockholder ratification of the appointment of the Company's independent auditor.

  2.
  Except as the Committee shall otherwise direct, approve the selection of any other firm engaged to perform tax or accounting services for Company.

  3.
  Resolve any disagreements between management and any public accounting firm regarding financial reporting matters.

  4.
  Pre-approve all audit, audit-related and permitted non-audit services performed by the independent auditors. The Committee may, in its discretion, provide such pre-approval pursuant to policies and procedures established by the Committee, provided that:

  •
  the policies and procedures are detailed as to the particular service;

  •
  the Committee is informed of each service provided; and

  •
  such policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 to the Company's management.

  5.
  Engage such outside legal, accounting or other advisors to provide such advice and assistance as the Committee deems necessary to carry out its duties, with the Company to provide funding, as determined by the Committee, for such outside legal, accounting and other advisors and for any administration expenses of the Committee.

  6.
  Seek any information it requires from employees, officers, independent auditors, internal auditors (if any), general counsel, outside counsel or other parties, as necessary to fulfill its responsibilities.

  7.
  Delegate authority to members or subcommittees (consisting solely of one or more members of the Committee), including its authority to pre-approve all audit, audit-related and permitted non-audit services, provided that any decisions made pursuant to such delegated authority to pre-approve and a description of the services pre-approved are presented to the full Committee at its next regularly scheduled meeting.

COMPOSITION

        The Committee and its membership will comply with the applicable independence, composition, financial literacy and other audit committee requirements of applicable securities laws and the rules promulgated from time to time by The NASDAQ Stock Market, Inc. or any exchange on which the Company's securities are then listed. If practicable, at least one Committee member shall be, as determined by the board of directors in its business judgment, an "audit committee financial expert" within the definition adopted by the SEC.

        A Chair of the Committee shall be appointed by the board of directors.

MEETINGS

        The Committee shall meet at least once during each fiscal quarter, and more frequently as the Committee in its discretion deems desirable or advisable. The Committee may invite members of management, auditors and others to attend meetings and provide pertinent information, as deemed necessary and appropriate. The Committee shall, as necessary, meet separately with management, with internal auditors, if any, and with independent auditors. It will also meet periodically in executive session. Meeting agendas and appropriate briefing materials will be prepared and provided in advance to Committee members. Minutes will be kept of each meeting of the Committee.

RESPONSIBILITIES

        Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below.

Financial Statements

  1.
  Prior to filing of the Form 10-K or 10-Q, review with management and the independent auditors the Company's financial statements and the disclosures in Management's Discussion and Analysis of Financial Condition and Results of Operations. Also, discuss the results of the annual audit or quarterly review with the independent auditors. These discussions shall include the matters required to be discussed under generally accepted auditing standards or regulatory authorities and consideration of the quality of the Company's accounting principles as applied in financial reporting, including a review of unusual, large or complex transactions, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate.

  2.
  Discuss with a representative of management each earnings announcement prior to its release, particularly any use of "pro forma," or "adjusted" non-GAAP, information. This responsibility may, if authorized by the Committee, be performed by the Committee Chairman or other designated member of the Committee, acting alone.

  3.
  Discuss with a representative of management financial information and earnings guidance prior to management providing such information and guidance to analysts and rating agencies. This responsibility may be performed by the Committee Chairman or other pre-designated member of the Committee, acting alone.

  4.
  Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

  •
  complex or unusual transactions and highly judgmental areas;

  •
  major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's accounting practices or policies or its selection or application of accounting principles; and

  •
  the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  5.
  Review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  6.
  Inquire of the independent auditors as to their judgment about the quality, not just the acceptability of the Company's accounting policies and alternatives to those policies, and whether those policies are common practices or are minority practices.

  7.
  As regards new acquisitions, dispositions and other significant transactions or events, discuss the appropriateness of the related accounting principles and disclosures with management and the independent auditors.

Internal Controls

  8.
  Evaluate the effectiveness of the Company's internal control system.

  9.
  Review the Company's systems, policies and practices for information technology security and control.

  10.
  Review disclosures made by the Company's chief executive and chief financial officers in the Forms 10-K and 10-Q certification processes about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

  11.
  Understand the scope of internal auditors' (if any) and independent auditors' review of internal controls over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

  12.
  When required by applicable securities laws and/or the rules promulgated from time to time by The NASDAQ Stock Market, Inc. or any exchange on which the Company's securities are then listed, review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

Internal Audit

  13.
  From time to time, consider the need for an internal audit function, taking into account applicable securities laws and/or the rules promulgated from time to time by The NASDAQ Stock Market, Inc. or any exchange on which the Company's securities are then listed.

  14.
  Review with management and the Company's chief audit executive (or Chief Financial Officer, in the absence of a chief audit executive) the charter, plans, activities, staffing and organizational structure of any internal audit function.

  15.
  Ensure there are no unjustified restrictions or limitations on, and review and concur in the appointment, replacement or dismissal of, any chief audit executive.

  16.
  Review the effectiveness of the internal audit function, where such formalized function is in place.

  17.
  On a regular basis, meet separately with the chief audit executive, if that position is extant, to discuss any matters that the Committee or any internal auditor believes should be discussed privately.

Independent Auditors and Independent Audit

  18.
  Exercise ultimate and direct authority to select, retain, compensate and oversee the work of the independent auditors and determine and approve audit engagement fees and other compensation to be paid to the independent auditors, which shall be provided by the Company.

  19.
  Establish a clear understanding with the independent auditors that they are ultimately accountable to and shall report directly to the Committee.

  20.
  Review the independent auditors' proposed audit scope and approach, including coordination of audit effort with the internal audit staff, if any.

  21.
  Review the results of the audit with management and the independent auditors, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management.

  22.
  Review the performance of and the independence of the independent auditors. In performing this review, the Committee will:

  •
  At least annually, obtain, review and, as necessary, discuss with the independent auditors, a report prepared by the independent auditors describing: (a) the firm's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) to assess the auditor's independence, all relationships between the firm and the Company;

  •
  Take into account the opinions of Company management and the internal audit staff, if any;

  •
  Review any change in lead partners and evaluate the lead partner of the independent auditors; and

  •
  Present its conclusions regarding the independent auditors to the full board of directors.

  23.
  At least annually, confirm with the independent auditors that their firm is in compliance with the partner rotation requirements established by the SEC.

  24.
  On a regular basis, meet separately with the independent auditors to discuss any matters that the Committee or the independent audit firm believes should be discussed privately.

  25.
  Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

Compliance

  26.
  Establish procedures for:

  •
  the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  •
  the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  27.
  Review the findings of any regulatory agency examinations impacting the Committee's responsibilities, and any auditor observations.

  28.
  Obtain regular updates from management and Company legal counsel regarding compliance matters impacting the Committee's responsibilities.

Reporting Responsibilities

  29.
  Report to the full board of directors following meetings of the Committee, and as otherwise requested by the board of directors, regarding the Committee's actions and recommendations, if any.

  30.
  Foster an open avenue of communication between internal audit, if any, the independent auditors and the full board of directors.

  31.
  Prepare the report, required by the proxy rules of the SEC, to be included in the Company's annual proxy statement, or, if the Company does not file such a proxy statement, in the Company's annual report filed on Form 10-K with the SEC, describing the Committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services and recommendation to the board of directors as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

  32.
  Review any other reports the Company issues related to Committee responsibilities.

Legal and Tax Matters

  33.
  Discuss with Company management (including the general counsel) the status of significant legal and tax matters that could have a material impact on the Company's financial statements.

Risk Management

  34.
  Discuss periodically with Company management the Company's major policies with respect to risk assessment and risk management.

  35.
  Meet periodically with Company management to discuss the Company's major risk exposures and the steps taken to insure appropriate processes are in place to identify, manage and control business risks associated with the Company's business objectives.

  36.
  Discuss with Company management significant risk management failures, if any, including management's response.

  37.
  Review periodically the Company's cash management and investment policies and procedures and recommend changes to the full Board of Directors.

Other Responsibilities

  38.
  Establish the policy, within regulatory and legal guidelines, for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

  39.
  Have the authority to institute and oversee special investigations into any matters within its widely defined scope of responsibilities, as deemed necessary.

  40.
  Review and assess the adequacy of this charter annually, request full board of director approval for proposed changes and ensure appropriate disclosure as may be required by applicable law or regulation.

  41.
  Confirm annually that all responsibilities outlined in this charter have been carried out.

  42.
  Evaluate the Committee's and each individual member's performance at least annually.

  43.
  Perform any other activities consistent with this charter, the Company's bylaws and governing law as the Committee or the board of directors deems necessary or appropriate.

APPENDIX B

INET TECHNOLOGIES, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
(As originally adopted February 27, 2004)

PURPOSE

        The primary function of the Committee is to assist the board of directors in fulfilling its responsibilities for:

  •
  identifying qualified individuals to become members of the board of directors;

  •
  determining the composition of the board of directors and its committees;

  •
  monitoring the effectiveness of the board of directors and facilitating the measurement of the effectiveness of its committees; and

  •
  developing, monitoring and evaluating sound corporate governance policies and procedures promoting honest and ethical conduct, including policies pertaining to the identification and treatment of conflicts of interest.

AUTHORITY

        The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities. It is also empowered to:

  1.
  Engage such outside legal, accounting, executive search firm or other advisors to provide such advice and assistance as the Committee deems necessary to carry out its duties, with the Company to provide funding, as determined by the Committee, for such outside legal, accounting, executive search firm and other advisors and for any administration expenses of the Committee.

  2.
  Seek any information it requires from employees (all of whom are directed to cooperate with the Committee's requests) or other parties.

  3.
  Meet with any of the Company's officers, employees, independent audit firm and outside counsel, as necessary to fulfill its responsibilities.

  4.
  Delegate authority to individual Committee members or subcommittees, provided that any decisions made pursuant to such delegated authority and a description of the services rendered are presented to the Committee at its next regularly scheduled meeting.

COMPOSITION

        The Committee and its membership will comply with the independence requirements promulgated from time to time by The NASDAQ Stock Market, Inc. or any exchange on which the Company's securities are then listed which are necessary for the duties for which the Committee performs. In addition, Committee members shall be free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. A Chair of the Committee shall be appointed by the board of directors.

MEETINGS

        The Committee shall meet at least once during each fiscal year, and more frequently as the Committee in its discretion deems desirable or advisable. The Committee may invite members of management, auditors and others to attend meetings to provide pertinent input and information, as deemed necessary and appropriate. Meeting agendas will be prepared and provided in advance to Committee members, along with appropriate briefing materials. Minutes will be kept of each meeting of the Committee.

RESPONSIBILITIES

        Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

Nominating Matters

  1.
  Reviewing annually the structure of the board of directors, its committee structure, overall size, and the number of independent directors.

  2.
  Determining the process for identifying and evaluating candidates for membership on the board of directors.

  3.
  Actively seeking individuals who meet the qualifications established by the Committee to become members of the board of directors, including evaluating persons suggested by stockholders or others, and conducting appropriate inquiries into the backgrounds and qualifications of possible nominees.

  4.
  Selecting candidates as nominees for election as directors and recommending those candidates to the board of directors. The Committee will select those nominees whose attributes it believes would be most beneficial to the Company. This assessment will include such issues as experience, integrity, competence, skills, and dedication in the context of the needs of the board of directors.

  5.
  Recommending to the board of directors the directors to serve as members of each committee, taking into account the experiences and expertise of individual directors. The Committee will review and recommend committee slates annually, and shall recommend additional committee members, committee member rotation and the removal or resignation of committee members, as needed.

  6.
  The Committee shall consider the performance of each director before recommending to the board of directors his or her nomination for an additional term as director.

Corporate Governance Matters

  7.
  From time to time advising and making recommendations to the board of directors on corporate governance and other matters pertaining to the role of the board of directors and the practices and the performance of its members.

  8.
  Considering possible conflicts of interests of directors and reviewing on an ongoing basis all transactions that would require disclosure under SEC Regulation S-K, Item 404 (related party transactions), and no such transaction shall be authorized unless approved by the Committee or another independent body of the board of directors.

  9.
  Reviewing annually the institutional and other affiliations of members of the board of directors and nominees for any potential conflict of interest problems, and making recommendations to the board of directors with respect to the determination of director independence.

  10.
  Reviewing annually the effectiveness of the Company's system for monitoring compliance with laws and regulations and reviewing the results of each management investigation of and response to (including disciplinary action) any instances of noncompliance.

  11.
  Reviewing periodically management's monitoring of the Company's compliance with its Code of Business Conduct and Ethics.

  12.
  Reviewing periodically the Company's Code of Business Conduct and Ethics and recommending any proposed changes to the board of directors for approval.

  13.
  Establishing procedures for the confidential, anonymous reporting by employees of the Company of suspected violations of the Company's Code of Business Conduct and Ethics.

  14.
  Receiving and determining treatment of any violation of the Company's Code of Business Conduct and Ethics reported anonymously or otherwise to the Committee.

  15.
  Receiving, retaining and determining treatment of any violation of a federal or state securities law, a breach of fiduciary duty arising under federal or state law, or a similar violation of any federal or state law that is reported to the Committee by an attorney pursuant to SEC regulations.

  16.
  Receiving and reviewing input from the Corporation's general counsel and outside counsel regarding changes in regulations and best practices pertaining to areas within the scope of responsibilities of the Committee.

Reporting Responsibilities

  17.
  Reporting to the board of directors following meetings of the Committee, and as otherwise requested by the board of directors, regarding the Committee's actions and recommendations, if any.

  18.
  Reviewing any reports the Company publicly discloses related to Committee responsibilities.

Other Responsibilities

  19.
  Instituting and overseeing special investigations into any matters within its scope of responsibilities.

  20.
  Reviewing and assessing annually the adequacy of this Committee charter and requesting the approval of the board of directors for proposed changes.

  21.
  Confirming annually that all responsibilities outlined in this charter have been carried out.

  22.
  Evaluating at least annually the Committee's and individual members' performance.

  23.
  Performing any other activities consistent with this charter, the Company's bylaws and governing law as the Committee or the board of directors deems necessary or appropriate

APPENDIX C

THIRD AMENDMENT TO THE
INET TECHNOLOGIES, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN

        This Third Amendment (this "Amendment") to the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan is hereby adopted by Inet Technologies, Inc. (the "Company") this 11th day of May, 2004, to be effective as of July 31, 2004.

        WITNESSETH:

        WHEREAS, the Board adopted the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan on July 22, 1998, to be effective at the Effective Time (as amended, the "Plan");

        WHEREAS, Plan Section X.A. provides that the Board may amend the Plan at any time to become effective immediately following the close of any Purchase Interval; and

        WHEREAS, the Board approved at its meeting held March 2, 2004 the amendment of the Plan, as set forth herein, and such amendment was approved by the stockholders of the Company at its 2004 Annual Meeting of Stockholders held this date;

        NOW, THEREFORE, the Plan is amended effective as of July 31, 2004, the close of the current Purchase Interval, as follows:

        Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Plan.

        1.     Subsection A. of Plan Section III. is hereby amended in its entirety to read as follows:

  "A.    The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million Eight Hundred Fifty Thousand (1,850,000) shares."

        IN WITNESS WHEREOF, the Company has caused this Amendment to the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan to be executed effective as of July 31, 2004.

INET TECHNOLOGIES, INC.
By:
Mark H. Kleinman Vice President and General Counsel

C-1

PROXY

INET TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2004

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Mark H. Kleinman and Jeffrey A. Kupp, and each of them, with full power of substitution, attorneys and proxies of the undersigned to vote the shares of the common stock, par value $0.001 per share, of Inet Technologies, Inc., which the undersigned could vote, and with all power the undersigned would possess, if personally present at the 2004 Annual Meeting of Stockholders of Inet Technologies, Inc. to be held at 1500 North Greenville Avenue, Richardson, Texas on Tuesday, May 11, 2004 at 10:00 a.m. (Central Time), and any adjournment thereof.

Address Change/Comments (Mark the corresponding box on the reverse side)

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Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
1. The Election of Class I Directors:
		2. Approval of the amendment to the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder by 600,000 shares, from 1,250,000 shares to 1,850,000 shares.	FOR ☐ AGAINST ☐ ABSTAIN ☐
FOR all nominees (except as marked below) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐	3. Ratification of the selection of Ernst & Young LLP as independent auditors for 2004.	FOR ☐ AGAINST ☐ ABSTAIN ☐
Nominees: 01 James R. Adams, and 02 M. Samuel Self		4. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.
Withheld for the nominees you list below: (Write that nominee's name in the space provided below):
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Item 1, FOR Item 2 and FOR Item 3. Any stockholder who wishes to withhold the discretionary authority referred to in Item 4 above should mark a line through the entire item.

Consenting to receive all future annual meeting materials and stockholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/isd for secure online access to your proxy materials, statements, tax documents and other important stockholder correspondence.
Receipt of the proxy statement dated April 9, 2004, is hereby acknowledged.

Signature ______________________________________ Signature __________________________________ Date _________________________

(Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)
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QuickLinks

PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION
PROPOSAL 1 ELECTION OF DIRECTORS
  Nominees for Director
  Vote Required
  Other Directors
  Director Compensation and Indemnification Arrangements
  Board Meetings and Committees
  Director Nominations
  Attendance at Annual Meetings
  Stockholder Communications with the Board
  Code of Business Conduct and Ethics
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
  Executive Officers
  Employment, Change-in-Control and Indemnification Arrangements
  Summary Compensation Table
  Option Grants in 2003
  Aggregated Option Exercises in 2003 and December 31, 2003 Option Values
  Compensation Committee Interlocks and Insider Participation
  Report on Executive Compensation
  Stock Performance Graph
Comparison of the Cumulative Total Return* Among Inet Technologies, Inc., The NASDAQ Stock Market (U.S.) Index and The NASDAQ Telecommunications Index
  Certain Transactions with Management
PROPOSAL 2 AMENDMENT OF 1998 EMPLOYEE STOCK PURCHASE PLAN
  Summary of the 1998 Employee Stock Purchase Plan
  Plan Benefits
  New Plan Benefits
  U.S. Federal Income Tax Consequences
  Accounting Treatment
  Equity Compensation Plan Information
  Vote Required
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
  Audit Fees
  Audit-Related Fees
  Tax Fees
  All Other Fees
  Pre-Approval Policies
  Vote Required
STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS
MISCELLANEOUS
APPENDIX A INET TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER (As originally adopted February 27, 2004)
PURPOSE
AUTHORITY
COMPOSITION
MEETINGS
RESPONSIBILITIES
  Financial Statements
  Internal Controls
  Internal Audit
  Independent Auditors and Independent Audit
  Compliance
  Reporting Responsibilities
  Legal and Tax Matters
  Risk Management
  Other Responsibilities
APPENDIX B
AUTHORITY
COMPOSITION
MEETINGS
RESPONSIBILITIES
  Nominating Matters
  Corporate Governance Matters
  Reporting Responsibilities
  Other Responsibilities
APPENDIX C THIRD AMENDMENT TO THE INET TECHNOLOGIES, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN